UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 1, 2022 (July 7, 2022)

Date of Report (date of earliest event reported)

CLARIVATE PLC

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands

(State or other jurisdiction of incorporation or organization)

001-38911

(Commission File Number)

N/A

(I.R.S. Employer Identification No.)

70 St. Mary Axe

London EC3A 8BE
United Kingdom

(Address of Principal Executive Offices)

(44) 207-433-4000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, no par value	CLVT	New York Stock Exchange
5.25% Series A Mandatory Convertible Preferred Shares, no par value	CLVT PR A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth under Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference. A copy of the agreement terminating the Director Nomination Agreement referred to therein is attached hereto as Exhibit 10.1 and incorporated by reference herein, and the information set forth under Item 5.02 is qualified in its entirety by reference thereto.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 1, 2022, Clarivate Plc issued a press release announcing that Jonathan Gear had assumed the role of Chief Executive Officer with the retirement of Jerre Stead from that role. The press release has been filed with this Current Report on Form 8-K as Exhibit 99.1. Mr. Gear’s prospective appointment was previously announced by Clarivate via press release and the filing of a Current Report on Form 8-K on July 11, 2022, which is amended hereby.

Mr. Stead has transitioned to non-executive Chairman of Clarivate’s Board of Directors. Mr. Stead has informed Clarivate that following the Board meeting scheduled for October 20, 2022, he will retire from the Board of Directors. The Board has appointed Mr. Stead as Chairman Emeritus upon his retirement from the Board. Mr. Stead will serve in this capacity through the date of Clarivate’s 2025 annual shareholder meeting and during this time will continue to vest into his equity compensation. A copy of the Chairman Emeritus Agreement is attached hereto as Exhibit 10.2 and incorporated by reference herein, and the information set forth under this Item 5.02 is qualified in its entirety by reference thereto.

Clarivate’s Board has unanimously appointed Andrew M. Snyder as its new Chairman effective upon Mr. Stead’s retirement from the Board. Mr. Snyder is CEO of Cambridge Information Group and is currently Vice Chairman of Clarivate. He was previously Chair of ProQuest and joined the Board upon Clarivate’s acquisition of ProQuest in December 2021. Mr. Snyder was previously entitled to be nominated as a Clarivate director through December 1, 2024 pursuant to a Director Nomination Agreement entered into at the closing of Clarivate’s acquisition of ProQuest. On August 29, 2022, Mr. Snyder and Clarivate agreed to terminate the Director Nomination Agreement.

Anthony Munk currently serves as Lead Independent Director of the Board. Upon Mr. Snyder’s assumption of the Chairmanship, because Mr. Snyder is an independent director, Clarivate will no longer have a Lead Independent Director role.

Item 9.01.	Financial Statements and Exhibits

(d)       Exhibits

No.	Description
10.1	Agreement terminating Director Nomination Agreement
10.2	Chairman Emeritus Agreement
99.1	Press release issued by Clarivate Plc dated September 1, 2022
104	The cover page from the Company's Current Report on Form 8-K/A dated September 1, 2022, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLARIVATE PLC

Date: September 1, 2022	By:	/s/ Jonathan M. Collins
	Name:	Jonathan M. Collins
	Title:	Chief Financial Officer